Exhibit 10.8(c)

Annex B

Name of Participant:

CHINOS HOLDINGS, INC.

AMENDED AND RESTATED 2011 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT (PERFORMANCE)

THE SHARES SUBJECT TO THIS AWARD ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE MANAGEMENT STOCKHOLDERS

AGREEMENT.

CHINOS HOLDINGS, INC. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR AWARD AND ITS TAX CONSEQUENCES.

Agreement (the “Agreement”) made this [__] day of _______ (the “Grant Date”) between Chinos Holdings, Inc. (the “Company”), and [__] (the “Participant”).

1. Restricted Stock Award. The Company hereby grants to the Participant, pursuant to the Chinos Holdings, Inc. Amended and Restated 2011 Equity Incentive Plan (as amended from time to time in accordance with the provisions thereof and subject to the limitations on amendment set forth therein, the “Plan”) and subject to its terms, a Restricted Stock Award (the “Award”) consisting of ______ shares of the Company’s Class A common stock (the “Shares”), subject to the conditions and limitations set forth in this Agreement and in the Plan. Except as otherwise expressly provided herein, all terms used herein shall have the same meaning as in the Plan.

2. Vesting. As used herein with respect to any Share, the term “vest” means the lapsing of the restrictions described herein with respect to such Share, subject to the terms of the Plan. This Award shall become vested on each of the dates set forth below as to the number of Shares specified below in respect of such date, provided that the Participant has remained in continuous Employment from the Date of Grant until such vesting date:

40% of the Shares on the second anniversary of the Grant Date

20% of the Shares on the third anniversary of the Grant Date

20% of the Shares on the fourth anniversary of the Grant Date; and

20% of the Shares on the fifth anniversary of the Grant Date.

Notwithstanding the foregoing, this Award, if not earlier forfeited, shall become fully vested immediately prior to the effective date of a Change of Control (as defined in the Management Stockholders Agreement), unless the Administrator provides for the cash-out or assumption of this Award (or the substitution of another award) by the acquiring entity (if any) or an affiliate thereof.

If the Participant’s Employment ceases for any reason, including death, the Shares, to the extent not already vested, will be automatically and immediately forfeited.

3. Dividends, etc. The Participant shall be entitled to (i) receive any and all dividends or other distributions paid with respect to those Shares of which he or she is the record owner on the record date for such dividend or other distribution, and (ii) vote any Shares of which he or she is the record owner on the record date for such vote; provided that any property (other than cash) distributed with respect to a Share (the “associated Share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated Share, shall be subject to the restrictions of this Agreement in the same manner and for so long as the associated Share remains subject to such restrictions, and shall be promptly forfeited if and when the associated Share is so forfeited; and further provided that the Administrator may require that any cash distribution with respect to the Shares be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan. References in this Agreement to the Shares shall refer, mutatis mutandis, to any such restricted amounts.

4. Certain Tax Matters.

(a) The Participant has been advised to confer promptly with a professional tax advisor to consider whether the Participant should make a so-called “83(b) election” with respect to the Shares. Any such election, to be effective, must be made in accordance with applicable regulations and within thirty (30) days following the date of this Award. The Company has made no recommendation to the Participant with respect to the advisability of making such an election.

(b) The Award or vesting of the Shares acquired hereunder, and the payment of dividends, if any, with respect to such Shares, may give rise to “wages” subject to withholding. The undersigned expressly acknowledges and agrees that his or her rights hereunder are subject to his or her promptly paying to the Company in cash (or by such other means as may be acceptable to the Company in its discretion, including, if the Administrator so determines, by the delivery of previously acquired Stock or shares of Stock acquired hereunder or by the withholding of amounts from any payment hereunder) all taxes required to be withheld in connection with such award, vesting or payment; provided that, except as provided for below, the Participant may elect to have shares from the Award held back by the Company having a fair market value equal to the applicable statutory minimum tax withholdings requirements in accordance with the Plan. The Participant shall not have the right to elect to have shares so withheld to satisfy such tax obligations if the Participant’s Employment is terminated by the Company or any of its subsidiaries for Cause or if the Company determines that, at the time of termination of Employment, there exist circumstances that would have entitled the Company and its subsidiaries to terminate the Participant’s Employment for Cause. The Participant authorizes the Company and its subsidiaries to withhold such amounts due hereunder from any payments otherwise owed to the Participant, but nothing in this sentence shall be construed as relieving the Participant of any liability for satisfying his or her obligation under the preceding provisions of this Section 4(b).

5. Nontransferability. Neither this Award nor any rights with respect thereto may be sold, assigned, transferred (other than by will or the laws of descent and distribution), pledged or otherwise encumbered, except as the Administrator may otherwise determine.

6. Other Agreements. The Participant acknowledges and agrees that the Shares delivered under this Award shall be subject to the Management Stockholders Agreement and the transfer and other restrictions, rights, and obligations set forth therein. The acceptance of this Award shall constitute a joinder to the Management Stockholders Agreement, and the Participant agrees to execute such other documents in connection with such joinder as the Administrator shall determine are reasonably necessary or appropriate.

7. Restricted Stock Award Subject to the Plan. By entering into this Agreement, the Participant agrees and acknowledges that (i) the Participant has received and read a copy of the Plan as in effect on the date hereof, and (ii) the Award (including the Shares) is subject to the Plan, the terms and provisions of which are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the provisions of the Plan shall prevail.

8. Effect on Employment. Neither the grant of this Award, nor the delivery of Shares under this Award, shall give the Participant any right to be retained in the employ of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline such Participant at any time, or affect any right of such Participant to terminate his or her Employment at any time.

9. Legends; Retention of Certificates. Shares delivered under this Award shall bear such legends as may be required or provided for under the terms of the Management Stockholders Agreement. Any certificates representing unvested Shares shall be held by the Company. In addition, any certificates representing unvested Shares shall contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE CHINOS HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN, A RESTRICTED STOCK AWARD AGREEMENT A MANAGEMENT STOCKHOLDERS AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CHINOS HOLDING, INC. COPIES OF SUCH PLAN, AGREEMENT AND MANAGEMENT STOCKHOLDERS AGREEMENT ARE ON FILE IN THE OFFICES OF CHINOS HOLDING, INC.

As soon as practicable following the vesting of any such Shares the Company shall cause a certificate or certificates with the appropriate legends to be issued and delivered to the Participant. Notwithstanding anything to the contrary herein, the Company may hold unvested Shares in book entry form and, if unvested Shares are so held, the Participant agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.

10. Confidential Information. The Participant agrees to hold in strict confidence any proprietary or Confidential Information (as defined below) related to the Company or its Affiliates, except to the extent that such Confidential Information (i) becomes a matter of public record or is published in a newspaper, magazine or other periodical available to the general public, other than as a result of the Participant’s act or omission (whether direct or indirect), or (ii) is required to be disclosed by any law, regulation or order of any court, other tribunal, regulatory commission or administrative agency, provided that the Participant gives prompt notice of such requirement to the Company to enable to the Company to seek an appropriate protective order prior to such disclosure, or (iii) is required to be used or disclosed by the Participant to perform properly his or her duties of Employment. “Confidential Information” means all information of the Company and its Affiliates in whatever form that is not generally known to the public, including, without limitation, customer lists, trade practices, marketing techniques, fit specifications, design, pricing structures and practices, research, trade secrets, processes, systems, programs, methods, software, merchandising, distribution, planning, inventory and financial control, store design and staffing.

11. Competing Activity; Cause.

(a) The Administrator may cancel, rescind, terminate, withhold or otherwise limit or restrict the Award at any time if the Participant is not in compliance with all applicable provisions of this Agreement and the Plan, or if the Participant breaches any agreement with the Company or its subsidiaries with respect to non-competition or non-solicitation or materially breaches any agreement with the Company or its subsidiaries with respect to confidentiality, or, if no such agreement exists, the Participant engages in Competitive Activity or Solicitation (each as defined below) during the term of the Participant’s Employment or during the 12-month period following cessation of the Participant’s Employment or engages in any material unauthorized disclosure of Confidential Information during the term of the Participant’s Employment or during the three-year period following cessation of the Participant’s Employment, in each case, regardless of the reason for such cessation. For the avoidance of doubt, (x) if the Participant is subject to a non-competition, non-solicitation or confidentiality agreement with the Company or its subsidiaries, the determination as to whether the Participant has breached any obligation contained in such agreement shall be made in accordance with the terms of such agreement and (y) the only remedy available to the Company in the event that the Participant engages in the activities set forth in clause (ii) above, to the extent such provision is applicable to the Participant, shall be the remedies set forth in subsection (b) below.

(b) The remedies available (i) for breach of the restrictive covenants described in subsection (a) above, or (ii) if the Company determines that, at the time of termination of Employment, there exist circumstances that would have entitled the Company and its subsidiaries to terminate the Participant’s Employment for Cause, in each case as they relate to the Award or Shares received upon vesting of the Award, shall only include: (1) the rights and remedies of the Company set forth in Section 5 of the Management Stockholders Agreement; (2)

the forfeiture of the Award for no consideration; and (3) in the event that, following the date that is six (6) months prior to the date on which the Participant’s Employment with the Company or its subsidiaries terminates for any reason, the Participant sold any Shares acquired through the vesting of all or any portion of the Award (any such Shares sold following such date being, the “Sold Shares”), payment by the Participant to the Company of an amount equal to (i) the aggregate proceeds received by the Participant in respect of such Sold Shares, less (ii) any required income, withholding and other taxes actually paid by the Participant upon vesting of the Award and/or sale of the Shares.

(c) “Competitive Activity” means engaging in, directly or indirectly, alone or as principal, agent, employee, employer, consultant, investor, partner or manager, or providing advisory or other services to, or owning any stock or any other ownership interest in, or making any financial investment in, any business (or entity) that engages in any business in which the Company or its Affiliates are engaged, or that provides any material products and/or services that the Company or its subsidiaries are actively developing or designing (provided that where such Competitive Activity occurs following termination of Employment, the Competitive Activity occurs following termination of Employment, the Competitive Activity shall be determined as of the date of termination); provided, that the foregoing shall not restrict the Participant from owning less than two percent (2%) of the outstanding securities of any class of securities listed on a national exchange or inter-dealer quotation system.

(d) “Solicitation” means, directly or indirectly, (i) inducing, encouraging, causing or assisting another to induce, encourage or cause any customers or suppliers of the Company or its Affiliates to terminate, diminish or otherwise adversely modify their relationship with the Company or any such Affiliate, (ii) soliciting, recruiting, hiring, or otherwise encouraging the employment decisions of, any employee of the Company or its Affiliates (or any individual who had been an employee of the Company or its Affiliates in the one-year period prior to the termination of the Participant’s employment) on behalf of any person or entity other than the Company or its Affiliates or (iii) soliciting, inducing, encouraging or causing any independent contractor providing services to the Company or its Affiliates to terminate or diminish its relationship with them.

12. Securities Laws. The Participant understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; and (iii) there is now no registration statement on file with the Securities and Exchange Commission with respect to the Shares, and there is no commitment on the part of the Company to make any such filing.

13. Amendments. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both parties.

14. Waiver. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.

15. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

16. Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors arid assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

17. Governing Law/Disputes. This Agreement and all claims or disputes arising out of or based upon this Agreement or relating to the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the domestic substantive laws of any jurisdiction other than the State of Delaware. The parties agree that any disputes related to this Agreement shall be resolved in the state or federal courts of Delaware, to whose exclusive jurisdiction the Participant expressly consents.

By acceptance of this Award, the undersigned agrees hereby to become a party to, and be bound by the terms of, the Management Stockholders Agreement and to be subject to the terms of the Plan. The Participant further acknowledges and agrees that (i) the signature to this Agreement on behalf of the Company is an electronic signature that will be treated as an original signature for all purposes hereunder and (ii) such electronic signature will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant.

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The Company, by its duly authorized officer, and the Participant have executed this Agreement as of the date first set forth above.

Chinos Holdings, Inc.

By:
Name:
Title:

Agreed and Accepted:

By:
Name:

[SIGNATURE PAGE TO RESTRICTED STOCK AWARD AGREEMENT]